INCOME TAXES (Details 2) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
INCOME TAXES
Net Operating Losses	$ 1,391,824	$ 1,032,904
Stock Options	335,726	250,182
Other	806	240
Total Deferred tax assets	1,728,356	1,283,326
Depreciation	(17,358)	(12,015)
Total deferred tax liability	(17,358)	(12,015)
Deferred tax asset (liability)	1,710,998	1,271,311
Valuation allowance	(1,710,998)	(1,271,311)
Net deferred tax asset (liability)	$ 0	$ 0